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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 27, 2019
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Evergy, Inc.
(Exact Name of Registrant as Specified in Charter)
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Missouri	001-38515	82-2733395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Main Street
Kansas City, Missouri 64105
(Address of Principal Executive Offices, and Zip Code)

(816) 556-2200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 27, 2019, the Board of Directors (the “Board”) of Evergy, Inc., a Missouri corporation (the “Company”), amended and restated the Company’s Amended and Restated By-laws (the “By-laws”). The By-law amendments that were approved, among other things, (i) provide for a majority voting standard in the election of directors in uncontested director elections with a carve-out to provide for a plurality voting standard in contested director elections, and (ii) provide for eligible shareholders to have proxy access rights allowing them, subject to various customary terms, conditions, and restrictions, to include director nominees in the Company’s proxy statement for annual meetings of shareholders. In connection with its adoption of a majority voting standard in uncontested director elections, the Board also approved an amendment to the By-laws to eliminate cumulative voting in director elections. In eliminating cumulative voting, the Board took into consideration, among other factors, the provisions of Missouri’s corporation law that do not permit majority voting in director elections when shareholders have the right to cumulate votes in such elections. The Company believes that these By-law amendments strengthen the Company’s corporate governance practices, reflect the Company’s ongoing commitment to strong corporate governance practices, are responsive to feedback from the Company’s shareholders, and more closely align the Company’s governance with evolving best practice governance trends among peer and other companies of similar size, particularly among companies comprising the S&P 500, which includes the Company. The amendments to the By-laws include the following:
Adoption of Majority Voting for the Election of Directors in Uncontested Director Elections

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The voting standard for the election of directors in uncontested director elections was changed from a plurality voting standard to a majority voting standard so that a nominee for director will only be elected to the Board if the number of shares voted “for” a nominee’s election exceeds fifty percent (50%) of the number of votes cast with respect to that nominee’s election. With respect to any nominee’s election, votes cast for a nominee shall include a shareholder’s direction to withhold authority and shall exclude abstentions.

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The majority voting standard for the election of directors adopted by the Board has a plurality carve-out applicable to shareholder meetings where the election of directors is a contested election (as defined in the By-laws). As such, at any meeting of shareholders where the election of directors is a contested election, directors will be elected by a plurality of the votes cast rather than a majority of the votes cast. As a condition to being nominated to stand for election as director, a proposed nominee must deliver an irrevocable letter of resignation as a director, effective upon such person’s failure to receive the required vote for re-election at the next meeting of shareholders at which such person would face re-election.

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If a nominee for director is not elected and the nominee is an incumbent director, the Board’s Nominating, Governance, and Corporate Responsibility Committee (the “Committee”) will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) calendar days from the date of the certification of the voting results from the shareholders’ meeting at which directors were elected. The Committee, in making its recommendation, and the Board, in making its decision, may each consider any factors or other information that they consider appropriate and relevant. The director whose tendered resignation is being evaluated will not participate in the recommendation of the Committee or the decision of the Board with respect to his or her tender of resignation, but may participate in the recommendation or the decision regarding another director’s tendered resignation.

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In determining to adopt a majority voting standard for the election of directors in uncontested director elections, with a carve-out to provide for a plurality voting standard in contested director elections, the Board took into consideration that a majority voting standard has become the prevailing standard for the election of directors at U.S. public companies similar in size to the Company, particularly the S&P 500, which includes the Company. In this regard, the Board noted that, based on available data from Factset Research Systems, Inc., a majority voting standard for the election of directors in uncontested elections, with a carve-out to provide for a plurality voting standard in contested director elections, is currently in place at approximately ninety-one percent (91%) of the companies comprising the S&P 500.

Adoption of Proxy Access Rights for Eligible Shareholders

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An eligible shareholder of the Company, or a group of up to twenty (20) eligible shareholders (an “Eligible Shareholder”), may submit a notice (a “Proxy Access Notice”) to the Company notifying the Company of its intent to submit a director nominee for inclusion in the Company’s proxy statement for an annual meeting of shareholders and may have its nominee included in such proxy statement, subject to the terms, conditions, and restrictions contained in the proxy access By-laws.

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An Eligible Shareholder must provide a Proxy Access Notice to the Company at least sixty (60) calendar days, but not more than ninety (90) calendar days, prior to the date of an annual meeting of shareholders, which is the same time period for which advance notices of nominations and other shareholder proposals not intended for inclusion in the Company’s proxy statement must be submitted to the Company under the By-laws.

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The Eligible Shareholder must have continuously owned at least three percent (3%) of the outstanding shares of the Company’s common stock for at least three (3) years as of the date that the Proxy Access Notice is received by the Company and thereafter through the date of the annual meeting.

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An Eligible Shareholder may use proxy access to nominate up to twenty-five percent (25%) of the total number of directors who are members of the Board as of the last day on which a Proxy Access Notice may be submitted, subject to the terms, conditions, and restrictions contained in the proxy access By-laws.

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An Eligible Shareholder is permitted to include with its Proxy Access Notice a statement, not to exceed five hundred (500) words, in support of the director nominee for inclusion in the Company’s proxy statement.

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The proxy access provisions that were adopted by the Board specifically allow investment funds under common management to be treated as a single shareholder and do not contain any post-meeting holding requirements.

Elimination of Cumulative Voting in Director Elections

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In connection with its adoption of a majority voting standard in uncontested director elections, the Board also approved an amendment to the By-laws to eliminate cumulative voting in director elections. In eliminating cumulative voting, the Board took into consideration, among other factors, the provisions of Missouri’s corporation law that do not permit majority voting in director elections when cumulative voting is also permitted.

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In determining to eliminate cumulative voting, the Board also considered the fact that a system of one vote per share for each director nominee and no right to cumulate votes is the prevailing election standard at U.S. public companies similar in size to the Company, particularly the S&P 500, which includes the Company. In this regard, the Board noted that, based on available data from Factset Research Systems, Inc., the right to cumulate votes in director elections does not exist at approximately 97% of the companies comprising the S&P 500, and only three (3) of the twenty-seven (27) other companies that comprise the S&P Utility Index have cumulative voting.

In addition to the foregoing, the amendments to the By-laws also include additional procedures and provisions with respect to the organization and conduct of, the appointment of a presiding officer for, and the introduction of director nominees and other business at, shareholders’ meetings.
The foregoing summary of the amendments to the By-laws is qualified in its entirety by reference to the full text of the By-laws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-laws of Evergy, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

December 2, 2019	/s/ Heather A. Humphrey
Heather A. Humphrey
Senior Vice President, General Counsel and Corporate Secretary